EXHIBIT 10.6

060958.0000236 DMS 90049645v5

OMNIBUS AMENDMENT NO. 3 TO THE SIDE LETTER AGREEMENTS

This Omnibus Amendment No. 3 to the Side Letter Agreements (as defined below), is entered into as of June 27, 2023 (this “Amendment”), among ATLAS SECURITIZED PRODUCTS, L.P. (the “Administrative Agent”), NEXERA HOLDING LLC (“Nexera” or the “Buyer”) and PennyMac Loan Services, LLC (“PLS” or the “Seller”) and acknowledged by PRIVATE NATIONAL MORTGAGE ACCEPTANCE COMPANY, LLC, as guarantor (the “Guarantor”). Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Series 2016-MSRVF1 Repurchase Agreement (as defined below) or the Series 2020-SPIADVF1 Repurchase Agreement (as defined below), as applicable.

W I T N E S S E T H:

WHEREAS, the Administrative Agent, the Buyer and the Seller are parties to that certain Side Letter Agreement, dated as of July 30, 2021, as amended by Amendment No. 1, dated as of December 7, 2021, Amendment No. 2, dated as of March 16, 2023, and as may be further amended, restated, supplemented or otherwise modified from time to time, the “Series 2016-MSRVF1 Side Letter Agreement”) to that certain Amended and Restated Master Repurchase Agreement, dated as of July 30, 2021 (as amended by Amendment No. 1, dated as of June 8, 2022, Amendment No. 2, dated as of February 7, 2023, Amendment No. 3, dated as of March 16, 2023, Amendment No. 4, dated as of June 27, 2023, and as may be further amended, restated, supplemented or otherwise modified from time to time, the “Series 2016-MSRVF1 Repurchase Agreement”), by and among the Administrative Agent, the Buyer, Citibank, N.A., as a buyer (“Citi Buyer”), and the Seller and that certain Side Letter Agreement, dated as of July 30, 2021, as amended by Amendment No. 1, dated as of December 7, 2021, Amendment No. 2, dated as of March 16, 2023, and as may be further amended, restated, supplemented or otherwise modified from time to time, the “Series 2020-SPIADVF1 Side Letter Agreement” and together with the Series 2016-MSRVF1 Side Letter Agreement, the “Side Letter Agreements”) to that certain Amended and Restated Master Repurchase Agreement, dated as of July 30, 2021 (as amended by Amendment No. 1, dated as of June 8, 2022, Amendment No. 2, dated as of June 9, 2022, Amendment No. 3, dated as of February 7, 2023, Amendment No. 4, dated as of March 16, 2023, Amendment No. 5, dated as of June 27, 2023, and as may be further amended, restated, supplemented or otherwise modified from time to time, the “Series 2020-SPIADVF1 Repurchase Agreement” and together with the Series 2016-MSRVF1 Repurchase Agreement, the “Repurchase Agreements”), by and among the Administrative Agent, the Buyer and Citi Buyer and the Seller;

WHEREAS, the Administrative Agent, the Buyer and the Seller have agreed, subject to the terms and conditions of this Amendment, that the Side Letter Agreements be amended to reflect the certain agreed upon revisions to the terms of the Side Letter Agreements;

WHEREAS, the Guarantor is party to that certain Second Amended and Restated Guaranty (as amended, restated, supplemented or otherwise modified from time to time, the “VFN Repo Guaranty”), dated as of July 30, 2021 by the Guarantor in favor of the Nexera and Citi Buyer;

WHEREAS, as a condition precedent to amending the Side Letter Agreements, the Buyer has required the Guarantor to ratify and affirm the VFN Repo Guaranty on the date hereof;

WHEREAS, PNMAC GMSR Issuer Trust, as issuer (the “Issuer”), Citibank, N.A., as indenture trustee (in such capacity, the “Indenture Trustee”), as calculation agent (in such capacity, the “Calculation Agent”), as paying agent (in such capacity, the “Paying Agent”) and as securities intermediary (in such capacity, the “Securities Intermediary”), PLS, as administrator (in such capacity, the “Administrator”) and as servicer (in such capacity, the “Servicer”), Atlas Securitized Products, L.P., as an administrative agent, Goldman Sachs Bank USA, as an administrative agent, and Pentalpha Surveillance LLC, as credit manager, are parties to that certain Third Amended and Restated Base Indenture, dated as of April 1, 2020 (as amended by Amendment No. 1, dated as of June 8, 2022, Amendment No. 2, dated as of June 9, 2022, Amendment No. 3, dated as of February 7, 2023, and as may be further amended, restated, supplemented, or otherwise modified from time to time, the “Base Indenture”), as supplemented by the Amended and Restated Series 2016-MSRVF1 Indenture Supplement, dated as February 28, 2018 (as amended by Amendment No. 1, dated as of August 10, 2018, Amendment No. 2, dated as of April 24, 2020, Amendment No. 3, dated as of August 25, 2020, Amendment No. 4, dated as of April 1, 2021, Amendment No. 5, dated as of July 30, 2021, Amendment No. 6, dated as of February 10, 2022, Amendment No. 7, dated as of June 8, 2022, Amendment No. 8, dated as of June 27, 2023, and as may be further amended, restated, supplemented or otherwise modified from time to time, the “Series 2016-MSRVF1 Indenture Supplement”), by and among the Issuer, the Indenture Trustee, the Calculation Agent, the Paying Agent, the Securities Intermediary, the Administrator, the Servicer and the Administrative Agent, and by the Amended and Restated Series 2020-SPIADVF1 Indenture Supplement, dated February 7, 2023 (as amended by Amendment No. 1, dated as of June 27, 2023, and as may be further amended, restated, supplemented or otherwise modified from time to time, the “Series 2020-SPIADVF1 Indenture Supplement”), by and among the Issuer, the Indenture Trustee, the Calculation Agent, the Paying Agent, the Securities Intermediary, the Administrator, the Servicer, Atlas Securitized Products, L.P., as an administrative agent, and Goldman Sachs Bank USA, as an administrative agent;

WHEREAS, pursuant to Section 10.3(e)(iii) of the Base Indenture, so long as any Note is Outstanding and until all obligations have been paid in full, PLS shall not consent to any amendment, modification or waiver of any term or condition of any Transaction Document, without the prior written consent of the Administrative Agent; and

WHEREAS, each Side Letter Agreement is a Transaction Document.

NOW THEREFORE, the Administrative Agent, the Buyer and the Seller hereby agree, in consideration of the mutual promises and mutual obligations set forth herein, that the Side Letter Agreements are hereby amended as follows:

SECTION 1.Amendments to the Side Letter Agreements.
(a)Section 1 of the Series 2016-MSRVF1 Side Letter Agreement is hereby amended by deleting the definitions of “Committed Amount,” “Maximum Purchase Price” and “Other Financing Agreements” in their entirety and replacing them with the following:

“Nexera Committed Amount” means an amount equal to (A) the Maximum Combined Committed Purchase Price minus (B) the aggregate outstanding purchase price under the Mortgage Loan Repurchase Agreement, aggregate outstanding purchase price under the FMSR Series 2021-

MSRVF1 Repurchase Agreement and the aggregate outstanding purchase price under the GMSR Series 2020-SPIADVF1 Repurchase Agreement.

“Nexera Maximum Purchase Price” means an amount equal to (A) the Maximum Combined Purchase Price minus (B) the aggregate outstanding purchase price under the Mortgage Loan Repurchase Agreement, the FMSR VFN Utilized Purchase Price and the SPIA VFN Utilized Purchase Price; provided that the Nexera Maximum Purchase Price shall not exceed an amount equal to $550,000,000.

The Nexera Maximum Purchase Price may be modified from time to time in a written confirmation signed by the parties hereto.

For purposes of this definition, the terms “Maximum Combined Purchase Price,” “SPIA VFN Utilized Purchase Price” and “FMSR VFN Utilized Purchase Price” shall have the meaning assigned to such terms in the MLRA Pricing Side Letter.

“Other Financing Agreements” means each of the agreements listed on Schedule 1 hereto, which may be updated from time to time in a written confirmation signed by the parties to this Agreement and any or all of the “Program Agreements,” “Facility Documents” or any similar term as defined in each Other Financing Agreement and each other agreement and document executed in connection therewith.

(b)Section 1 of the Series 2016-MSRVF1 Side Letter Agreement is hereby amended by deleting the definitions of “Actual Seller Equity,” “Exposure Margin Deficit,” “Financing Documents” and “Required Seller Equity” in their entirety.
(c)Section 3 of the Series 2016-MSRVF1 Side Letter Agreement is hereby amended by deleting such section in its entirety and replacing it with the following:

Section 3.Subordination of Security Interest.

(a)  Seller hereby agrees to deliver, effective upon the closing date of any Other Financing Agreement, an irrevocable instruction to the buyer or lender under any Other Financing Agreement that upon receipt of notice of an Event of Default under the Repurchase Agreement, the buyer or lender under such Other Financing Agreement is authorized and instructed to (i) remit to Buyer hereunder (or its successors or assigns) directly any amounts otherwise payable to Seller and (ii) deliver to Buyer (or its successors or assigns) all collateral otherwise deliverable to Seller, to the extent all obligations then due and owing under such Other Financing Agreement have been paid in full.  In furtherance of the foregoing, upon repayment of the outstanding purchase price or loan amount under any Other Financing Agreement and termination of all obligations of the Seller thereunder or other termination of the related Other Financing Agreements following repayment of all obligations thereunder, the related buyer or lender under any Other Financing Agreement is hereby instructed to deliver to Buyer (or its successors or assigns) hereunder any collateral (as such term may be defined under the related Other Financing Agreements) then in its possession or control.

(b)  Seller makes a subordinate pledge to the buyers or lenders under the Other Financing Agreements as security for the performance by Seller of its obligations thereunder and hereby grants, assigns and pledges to the buyers or lenders thereunder a subordinate security interest in all of Seller’s right, title and interest in, to and under (i) the Nexera Pro Rata Share of the Note identified on the Asset Schedule; (ii) all rights to reimbursement or payment of the Nexera Pro Rata Share of the Note and/or amounts due in respect thereof under the Nexera Pro Rata Share of the Note identified on the Asset Schedule; (iii) all records, instruments or other documentation evidencing any of the foregoing and (iv) any and all replacements, substitutions, distributions on or proceeds of any and all of the foregoing (collectively, the “Subordinated Pledge Assets”). Seller hereby delivers an irrevocable instruction to Nexera that upon its receipt of notice of an “Event of Default” from the buyer or lender under any Other Financing Agreement, Nexera is authorized and instructed to (i) remit to such buyer or lender directly any amounts otherwise payable to Seller under this Agreement and (ii) deliver to such buyer or lender all Subordinated Pledge Assets otherwise deliverable to Seller, to the extent all obligations then due and owing under this Agreement have been paid in full.  In furtherance of the foregoing, upon repayment of the outstanding Repurchase Price and termination of all Obligations or other termination of the Program Agreements following repayment of all obligations hereunder, Nexera shall deliver to the buyer or lender under any Other Financing Agreement with respect to which the related repurchase price or loan amount remains outstanding any Subordinated Pledge Assets then in Nexera’s possession or under its control. The subordinate pledge set forth in this clause (b) shall automatically terminate with respect to an Other Financing Agreement if the Nexera or the other buyer or lender thereunder is no longer ASP, Nexera, or any Affiliates thereof. Buyer and Administrative Agent agree to hold each of the Subordinated Pledge Assets on behalf of Buyer and each buyer under any Other Financing Agreement.

(d)The Series 2016-MSRVF1 Side Letter Agreement is hereby amended by deleting Section 4 in its entirety.
(e)The Series 2016-MSRVF1 Side Letter Agreement is hereby amended by adding the following as a new section immediately after Section 5, and renumbering subsequent sections accordingly:

Section 6. Additional MRA Conditions.

6.1The definition of “Obligations” set forth in the Repurchase Agreement shall also include a clause (e), including “all of Seller’s obligations under the Other Financing Agreements.”

6.2Section 2.07(a) of the Repurchase Agreement shall include an additional clause sixth and the existing clause sixth shall be deemed clause seventh, and the additional clause sixth shall read:

“sixth, to the extent there is a default or an event of default under any Other Financing Agreement, to the payment of any and all amounts owed to the buyers (or their successors or assigns) under all Other Financing Agreements; and”

6.3Section 2.07(b) of the Repurchase Agreement shall include an additional clause sixth and the existing clause sixth shall be deemed clause seventh, and the additional clause sixth shall read:

“sixth, to the payment of any and all amounts owed to the buyers (or their successors or assigns) under all Other Financing Agreements; and”

6.4The security interest granted in Section 4.02 shall also include an additional clause (v) and the existing clause (v) shall be deemed clause (vi), and the additional clause (v) shall read:

“(v) (a) Seller’s rights under any Other Financing Agreements including, without limitation, any rights to receive payments thereunder or any rights to collateral thereunder whether now owned or hereafter acquired, now existing or hereafter created, (b) any “Repurchase Assets” as such term is defined in any Other Financing Agreements that are otherwise deliverable to Seller under any such Other Financing Agreement, to the extent all obligations then due and owing under such Other Financing Agreement have been paid in full and (c) all collateral however defined or described under any Other Financing Agreement to the extent not otherwise included under the definition of Repurchase Assets therein, in all instances, whether now owned or hereafter acquired, now existing or hereafter created; and”

6.5In addition to the conditions precedent set forth in Section 5.02 of the Series 2016-MSRVF1 Repurchase Agreement, each Transaction shall be subject to the condition that Seller maintain an additional $100,000,000 in cash (other than Restricted Cash) and Cash Equivalents; provided, that such requirement may be satisfied by including in “cash” any available borrowing capacity under any repurchase agreement between Nexera (or an affiliate) and Seller that relates to mortgage servicing rights or any warehouse facility with respect to residential mortgage loans.

6.5As used in Section 7.02(b) of the Series 2016-MSRVF1 Repurchase Agreement, the term “Financing Documents” shall be deemed to include Other Financing Agreements, as defined herein.

(f)Section 1 of the Series 2020-SPIADVF1 Side Letter Agreement is hereby amended by deleting the definitions of “Committed Amount,” “Maximum Purchase Price” and “Other Financing Agreements” in their entirety and replacing them with the following:

“Nexera Committed Amount” means an amount equal to (A) the Maximum Combined Committed Purchase Price minus (B) the aggregate outstanding purchase price under the Mortgage Loan Repurchase Agreement, aggregate outstanding purchase price under the FMSR Series 2021-MSRVF1 Repurchase Agreement and the aggregate outstanding purchase price under the GMSR Series 2016-MSRVF1 Repurchase Agreement.

“Nexera Maximum Purchase Price” means the lesser of:

(i)	an amount agreed to by the Buyer that, when added to an amount equal to (x) the aggregate outstanding purchase price under the Mortgage Loan Repurchase Agreement, (y) the FMSR VFN Utilized Purchase Price and (z) the MSR VFN Utilized Purchase Price, would not exceed the Maximum Combined Purchase Price; and

(ii)	the lesser of: (A) Buyer’s funded portion of the Asset Value; or (B) Buyer’s Committed Amount; provided, however, that the Maximum Purchase Price shall not exceed $300,000,000.

The Maximum Purchase Price may be modified from time to time in a written confirmation signed by the parties hereto.

For purposes of this definition, the terms “Maximum Combined Purchase Price,” “MSR VFN Utilized Purchase Price” and “FMSR VFN Utilized Purchase Price” shall have the meaning assigned to such terms in the MLRA Pricing Side Letter.

“Other Financing Agreements” means each of the agreements listed on Schedule 1 hereto, which may be updated from time to time in a written confirmation signed by the parties to this Agreement and any or all of the “Program Agreements,” “Facility Documents” or any similar term as defined in each Other Financing Agreement and each other agreement and document executed in connection therewith.

(g)Section 1 of the Series 2020-SPIADVF1 Side Letter Agreement is hereby amended by deleting the definitions of “Actual Seller Equity,” “Exposure Margin Deficit,” “Financing Documents” and “Required Seller Equity” in their entirety.
(h)Section 3 of the Series 2020-SPIADVF1 Side Letter Agreement is hereby amended by deleting such section in its entirety and replacing it with the following:

Section 3.Subordination of Security Interest.

(a)  Seller hereby agrees to deliver, effective upon the closing date of any Other Financing Agreement, an irrevocable instruction to the buyer or lender under any Other Financing Agreement that upon receipt of notice of an Event of Default under the Repurchase Agreement, the buyer or lender under such Other Financing Agreement is authorized and instructed to (i) remit to Buyer hereunder (or its successors or assigns) directly any amounts otherwise payable to Seller and (ii) deliver to Buyer (or its successors or assigns) all collateral otherwise deliverable to Seller, to the extent all obligations then due and owing under such Other Financing Agreement have been paid in full.  In furtherance of the foregoing, upon repayment of the outstanding purchase price or loan amount under any Other Financing Agreement and termination of all obligations of the Seller thereunder or other termination of the related Other Financing Agreements following repayment of all obligations thereunder, the related buyer or lender under any Other Financing Agreement is hereby instructed to deliver to Buyer (or its successors or assigns) hereunder any collateral (as such term may be defined under the related Other Financing Agreements) then in its possession or control.

(b)  Seller makes a subordinate pledge to the buyers or lenders under the Other Financing Agreements as security for the performance by Seller of its obligations thereunder and hereby grants, assigns and pledges to the buyers or lenders thereunder a subordinate security interest in all of Seller’s right, title and interest in, to and under (i) the Nexera Pro Rata Share of the Note identified on the Asset Schedule; (ii) all rights to reimbursement or payment of the Nexera Pro Rata Share of the Note and/or amounts due in respect thereof under the Nexera Pro Rata Share of the Note identified on the Asset Schedule; (iii) all records, instruments or other documentation evidencing any of the foregoing and (iv) any and all replacements, substitutions, distributions on or proceeds of any and all of the foregoing (collectively, the “Subordinated Pledge Assets”). Seller hereby delivers an irrevocable instruction to Nexera that upon its receipt of notice of an “Event of Default” from the buyer or lender under any Other Financing Agreement, Nexera is authorized and instructed to (i) remit to such buyer or lender directly any amounts otherwise payable to Seller under this Agreement and (ii) deliver to such buyer or lender all Subordinated Pledge Assets otherwise deliverable to Seller, to the extent all obligations then due and owing under this Agreement have been paid in full.  In furtherance of the foregoing, upon repayment of the outstanding Repurchase Price and termination of all Obligations or other termination of the Program Agreements following repayment of all obligations hereunder, Nexera shall deliver to the buyer or lender under any Other Financing Agreement with respect to which the related repurchase price or loan amount remains outstanding any Subordinated Pledge Assets then in Nexera’s possession or under its control. The subordinate pledge set forth in this clause (b) shall automatically terminate with respect to an Other Financing Agreement if the Nexera or the other buyer or lender thereunder is no longer ASP, Nexera, or any Affiliates thereof. Buyer and Administrative Agent agree to hold each of the Subordinated Pledge Assets on behalf of Buyer and each buyer under any Other Financing Agreement.

(i)The Series 2020-SPIADVF1 Side Letter Agreement is hereby amended by deleting Section 4 in its entirety.
(j)The Series 2020-SPIADVF1 Side Letter Agreement is hereby amended by adding the following as a new section immediately after Section 5, and renumbering subsequent sections accordingly:

Section 6. Additional MRA Conditions.

6.1The definition of “Obligations” set forth in the Repurchase Agreement shall also include a clause (e), including “all of Seller’s obligations under the Other Financing Agreements.”

6.2Section 2.07(a) of the Repurchase Agreement shall include an additional clause eighth and the existing clause eighth shall be deemed clause ninth, and the additional clause eighth shall read:

“eighth, to the extent there is a default or an event of default under any Other Financing Agreement, to the payment of any and all amounts owed to the buyers (or their successors or assigns) under all Other Financing Agreements; and”

6.3Section 2.07(b) of the Repurchase Agreement shall include an additional clause ninth and the existing clause ninth shall be deemed clause tenth, and the additional clause ninth shall read:

“ninth, to the payment of any and all amounts owed to the buyers (or their successors or assigns) under all Other Financing Agreements; and”

6.4The security interest granted in Section 4.02 shall also include an additional clause (v) and the existing clause (v) shall be deemed clause (vi), and the additional clause (v) shall read:

“(v) (a) Seller’s rights under any Other Financing Agreements including, without limitation, any rights to receive payments thereunder or any rights to collateral thereunder whether now owned or hereafter acquired, now existing or hereafter created, (b) any “Repurchase Assets” as such term is defined in any Other Financing Agreements that are otherwise deliverable to Seller under any such Other Financing Agreement, to the extent all obligations then due and owing under such Other Financing Agreement have been paid in full and (c) all collateral however defined or described under any Other Financing Agreement to the extent not otherwise included under the definition of Repurchase Assets therein, in all instances, whether now owned or hereafter acquired, now existing or hereafter created; and”

6.5In addition to the conditions precedent set forth in Section 5.02 of the Series 2020-SPIADVF1 Repurchase Agreement, each Transaction shall be subject to the condition that Seller maintain an additional $100,000,000 in cash (other than Restricted Cash) and Cash Equivalents; provided, that such requirement may be satisfied by including in “cash” any available borrowing capacity under any repurchase agreement between Nexera (or an affiliate) and Seller that relates to mortgage servicing rights or any warehouse facility with respect to residential mortgage loans.

6.6As used in Section 7.02(b) of the Series 2020-SPIADVF1 Repurchase Agreement, the term “Financing Documents” shall be deemed to include Other Financing Agreements, as defined herein.

SECTION 2.Reaffirmation of VFN Repo Guaranty.  The Guarantor hereby ratifies and affirms all of the terms, covenants, conditions and obligations of the VFN Repo Guaranty and acknowledges and agrees that the term “Obligations” as used in the VFN Repo Guaranty shall apply to all of the Obligations of the Seller to the Buyer under each Repurchase Agreement, each related pricing side letter and each Side Letter Agreement and the related Program Agreements, as amended hereby.
SECTION 3.Conditions Precedent.  This Amendment shall become effective as of the date hereof upon receipt of this Amendment by the Administrative Agent on behalf of the Buyer, executed and delivered by the duly authorized officers of the Administrative Agent, the Buyer and the Seller.
SECTION 4.Representations and Warranties.  The Seller hereby represents and warrants to the Administrative Agent and the Buyer that it is in compliance with all the terms and provisions set forth in each Repurchase Agreement, each related pricing side letter and each Side Letter Agreement on its part to be observed or performed, and that no Event of Default has occurred or is continuing, and hereby confirms and reaffirms the representations and warranties contained in Article III of each Repurchase Agreement.
SECTION 5.Limited Effect.  Except as expressly amended and modified by this Amendment, each Repurchase Agreement and each Side Letter Agreement shall continue to be, and shall remain, in full force and effect in accordance with its terms.

SECTION 6.Counterparts.  This Amendment may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all of such counterparts shall together constitute but one and the same instrument.  The parties agree that this Amendment may be accepted, executed or agreed to through the use of an electronic signature in accordance with the Electronic Signatures in Global and National Commerce Act, 15 U.S.C. § 7001 et seq, Official Text of the Uniform Electronic Transactions Act as approved by the National Conference of Commissioners on Uniform State Laws at its Annual Conference on July 29, 1999 and any applicable state law. Any document accepted, executed or agreed to in conformity with such laws will be binding on all parties hereto to the same extent as if it were physically executed and each party hereby consents to the use of any secure third party electronic signature capture service with appropriate document access tracking, electronic signature tracking and document retention.

SECTION 7.Severability. Each provision and agreement herein shall be treated as separate and independent from any other provision or agreement herein and shall be enforceable notwithstanding the unenforceability of any such other provision or agreement.

SECTION 8.GOVERNING LAW.  THIS AMENDMENT AND ANY CLAIM, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT, TORT OR OTHERWISE) BASED UPON, ARISING UNDER OR RELATED TO OR IN CONNECTION WITH THIS AMENDMENT, THE RELATIONSHIP OF THE PARTIES HERETO, AND/OR THE INTERPRETATION AND ENFORCEMENT OF THE RIGHTS AND DUTIES OF THE PARTIES HERETO WILL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, INCLUDING THE STATUTES OF LIMITATIONS AND OTHER PROCEDURAL LAWS THEREOF (WITHOUT REFERENCE TO THE CONFLICT OF LAW PRINCIPLES THEREOF OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW, WHICH SHALL APPLY) AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK. SIGNATURES FOLLOW.]

IN WITNESS WHEREOF, the undersigned have caused this Amendment to be duly executed as of the date first above written.

ATLAS SECURITIZED PRODUCTS, L.P., as Administrative Agent

By: Atlas Securitized Products GP, LLC, its general partner

By: /s/ Dominic Obaditch
Name: Dominic Obaditch
Title: Authorized Signatory

[PNMAC GMSR Issuer Trust – Omnibus Amendment No. 3 to the Side Letter Agreements]

NEXERA HOLDING LLC, as Buyer and as 100% of the VFN Noteholder of the Outstanding Notes

By: /s/ Steve Abreu
Name: Steve Abreu
Title: CEO

[PNMAC GMSR Issuer Trust – Omnibus Amendment No. 3 to the Side Letter Agreements]

PENNYMAC LOAN SERVICES, LLC, as Seller

By:/s/ Pamela Marsh
Name: Pamela Marsh
Title: Senior Managing Director and Treasurer

[PNMAC GMSR Issuer Trust – Omnibus Amendment No. 3 to the Side Letter Agreements]

PRIVATE NATIONAL MORTGAGE ACCEPTANCE COMPANY, LLC, as Guarantor

By:/s/ Pamela Marsh
Name: Pamela Marsh
Title: Senior Managing Director and Treasurer

[PNMAC GMSR Issuer Trust – Omnibus Amendment No. 3 to the Side Letter Agreements]